Exhibit 99.1

LETTER OF TRANSMITTAL

QWEST CORPORATION

Exchange Offer for All Outstanding
6.5% Notes due 2017
(CUSIP Nos. 74913G AR6 and U7490R AH2)
for new 6.5% Notes due 2017
that have been registered under the Securities Act of 1933

Pursuant to the Prospectus dated                  , 2007

          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                  , 2007, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION TIME"). TENDERS MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION TIME.

The exchange agent is:

U.S. Bank National Association

By hand delivery at:		By mail or overnight courier at:
U.S. Bank Attn: Mr. Rocky Prashad 100 Wall Street, Suite 1600 New York, NY 10005		U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Department
or
By facsimile transmission (for eligible institutions only): (651) 495-8158
Confirm by telephone:(651) 495-3476

        TO TENDER OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL (OR AN AGENT'S MESSAGE) MUST BE DELIVERED TO THE EXCHANGE AGENT AT ONE OF ITS ADDRESSES SET FORTH ABOVE, WITH ALL REQUIRED DOCUMENTATION, AT OR PRIOR TO THE EXPIRATION TIME. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

        The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

        By execution of this Letter of Transmittal, the undersigned acknowledges that he, she or it has received the prospectus, dated                  , 2007 (the "Prospectus"), of Qwest Corporation, a Colorado corporation (the "Company"), and this Letter of Transmittal, which together constitute the offer of the Company (the "Exchange Offer") to exchange up to $500,000,000 in aggregate principal amount of new 6.5% Notes due 2017 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of outstanding 6.5% Notes due 2017 (the "Outstanding Notes"), subject to the terms and conditions set forth therein. Recipients of the Prospectus should carefully read the Prospectus, including the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

        PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        This Letter of Transmittal is to be used to tender Outstanding Notes:

  •
  if certificates representing tendered Outstanding Notes are to be forwarded herewith; or

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  if a tender is made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") through DTC's Automated Tender Offer Program ("ATOP") pursuant to the procedures set forth in "The Exchange Offer—How to Tender Outstanding Notes for Exchange" in the Prospectus, unless an Agent's Message (as defined below) is transmitted in lieu thereof.

        The term "Agent's Message" means a message, electronically transmitted by DTC to the Exchange Agent, forming part of a book-entry transfer, which states that DTC has received an express acknowledgement from the tendering holder of the Outstanding Notes that such holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal, and, further, that such holder agrees that the Company may enforce this Letter of Transmittal against such holder.

        Only registered holders are entitled to tender their Outstanding Notes for exchange in the Exchange Offer. In order for any holder of Outstanding Notes to tender in the Exchange Offer all or any portion of such holder's Outstanding Notes, the Exchange Agent must receive, at or prior to the Expiration Time, this Letter of Transmittal or an Agent's Message, the certificates for all physically tendered Outstanding Notes or a confirmation of the book-entry transfer of the Outstanding Notes being tendered into the Exchange Agent's account at DTC, and all documents required by this Letter of Transmittal, or a notice of guaranteed delivery.

        Any participant in DTC's system whose name appears on a security position listing as the registered owner of Outstanding Notes and who wishes to make book-entry delivery of Outstanding Notes to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the Exchange Offer will be eligible, by following the applicable procedures thereof. Upon such tender of Outstanding Notes:

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  DTC will verify the acceptance of the tender and execute a book-entry delivery of the tendered Outstanding Notes to the Exchange Agent's account at DTC;

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  DTC will send to the Exchange Agent for its acceptance an Agent's Message forming part of such book-entry transfer; and

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  transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

        Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        In order to properly complete this Letter of Transmittal, a holder of Outstanding Notes must:

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  complete the box entitled "Description of Outstanding Notes Tendered";

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  if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, broker dealers, special issuance instructions and special delivery instructions;

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  complete the box entitled "Sign Here to Tender Your Outstanding Notes in the Exchange Offer"; and

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  complete the Substitute Form W-9 accompanying this Letter of Transmittal or the applicable IRS Form W-8, which may be obtained from the Exchange Agent.

        If a holder of Outstanding Notes desires to tender his, her or its Outstanding Notes for exchange and, at or prior to the Expiration Time, (1) such holder's Outstanding Notes are not immediately available, (2) such holder cannot deliver to the Exchange Agent his, her or its Outstanding Notes, this Letter of Transmittal, and all other documents required hereby, or (3) such holder cannot complete the procedures for book-entry transfer, then such holder must tender the Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer—Guaranteed Delivery Procedures." See Instruction 2 of this Letter of Transmittal.

        The Exchange Offer may be extended, terminated, or amended as provided in the Prospectus. During any such extension of the Exchange Offer, all Outstanding Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to the Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on                  , 2007, unless extended by the Company.

        Persons who are beneficial owners of Outstanding Notes but are not registered holders and who desire to tender Outstanding Notes should contact the registered holder of such Outstanding Notes and instruct such registered holder to tender on such beneficial owner's behalf.

SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

        The undersigned hereby tenders for exchange the Outstanding Notes described in the box below entitled "Description of Outstanding Notes Tendered" pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF OUTSTANDING NOTES TENDERED

(1) Name(s) and Addresses of Registered Holder (Please fill in, if blank)	(2) Outstanding Notes' Certificate Numbers(A)	(3) Principal Amount Tendered for Exchange(B)

$

(A)	Need not be completed if Outstanding Notes are being delivered by book-entry transfer.
(B)	The minimum permitted tender is $2,000 in principal amount of Outstanding Notes and integral multiples of $1,000 in excess of $2,000. If this column is left blank, it will be assumed that the holder is tendering all of such holder's Outstanding Notes.

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CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

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CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:	Transaction Code Number:

By crediting Outstanding Notes to the Exchange Agent's account at DTC in accordance with ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent.

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CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder:

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

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CHECK HERE IF YOU ARE A BROKER-DEALER AND COMPLETE THE FOLLOWING:

Name:

Address:

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CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Outstanding Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby sells, assigns and transfers to the Company all right, title and interest in and to all such Outstanding Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Outstanding Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

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  deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Company;

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  present and deliver such Outstanding Notes for transfer on the books of the Company; and

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  receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer.

        The undersigned represents and warrants that he, she, or it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the Outstanding Notes are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that he, she, or it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by DTC.

        The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the registration rights agreement that was filed as an exhibit to the registration statement of which the Prospectus is a part.

        The undersigned also acknowledges that the Exchange Offer is being made by the Company in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties. The Company believes that Exchange Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or that tenders Outstanding Notes for the purpose of participating in a distribution of the Exchange Notes), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder's business, and such holders have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. However, the Company does not intend to request that the SEC consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and therefore the Company cannot guarantee that the staff of the SEC would make a similar determination with respect to the Exchange Offer. The undersigned acknowledges that if the interpretation of the Company of the above mentioned no-action letters is incorrect, such holder may be held liable for any offers, resales or transfers by the undersigned of the Exchange Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Company nor the Exchange Agent will indemnify any holder for any such liability under the Securities Act.

        The undersigned represents and warrants that:

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  such holder is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act;

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  the Exchange Notes acquired in the Exchange Offer will be obtained in the ordinary course of such holder's business;

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  neither such holder nor, to the actual knowledge of such holder, any other person receiving Exchange Notes from such holder, has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

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  if the holder is not a broker-dealer, such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes; and

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  if such holder is a broker-dealer, the Outstanding Notes being tendered for exchange were acquired for its own account as a result of market-making activities or other trading activities (and not directly from the Company), and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes received in respect of such Outstanding Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus in connection with the resale of the Exchange Notes, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act, and such holder will comply with the applicable provisions of the Securities Act with respect to resale of any Exchange Notes.

        Any holder of Outstanding Notes who is an affiliate of the Company who tenders Outstanding Notes in the Exchange Offer for the purpose of participating in a distribution of the Exchange Notes:

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  may not rely on the position of the staff of the SEC enunciated in its series of interpretive no-action letters with respect to exchange offers; and

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  must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

        Outstanding Notes properly tendered may be withdrawn at any time at or prior to the Expiration Time in accordance with the terms of the Prospectus and this Letter of Transmittal.

        The Exchange Offer is subject to certain conditions, some of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "The Exchange Offer—Conditions to the Exchange Offer." The undersigned recognizes that as a result of such conditions the Company may not be required to accept for exchange, or to issue Exchange Notes in exchange for, any of the Outstanding Notes validly tendered hereby. All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Outstanding Notes for exchange.

        The Company is not aware of any jurisdiction in which the making of the Exchange Offer or the tender of Outstanding Notes in connection therewith would not be in compliance with the laws of such jurisdiction. If the making of the Exchange Offer would not be in compliance with the laws of any jurisdiction, the Exchange Offer will not be made to the registered holders residing in such jurisdiction.

        Unless otherwise indicated under "Special Issuance Instructions" below, please return any certificates representing Outstanding Notes not tendered or not accepted for exchange and certificates representing Exchange Notes issued in exchange for Outstanding Notes in the name of the holder appearing under "Description of Outstanding Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates representing Outstanding Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) and any certificates representing Exchange Notes issued in exchange for Outstanding Notes to the address of the holder appearing under "Description of Outstanding Notes Tendered." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name of, and return any Outstanding Notes not tendered or not accepted for exchange to, the person so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of Outstanding Notes, please credit the account of the undersigned maintained at DTC appearing under the table "Description of Outstanding Notes Tendered" with any Outstanding Notes not accepted for exchange or any Exchange Notes issued in exchange for Outstanding Notes. The undersigned recognizes that the Company has no obligation pursuant to the special issuance instructions to transfer any Outstanding Notes from the name of the holder thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Outstanding Notes.

  SPECIAL ISSUANCE INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 6, 7 AND 8)

          To be completed ONLY if (i) certificates for Exchange Notes issued for Outstanding Notes, or certificates for Outstanding Notes not exchanged for Exchange Notes, or certificates for Outstanding Notes not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Outstanding Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

  Issued to:

Name:	(Please Print)
Address:

(Including Zip Code)
(Taxpayer Identification Number or Social Security Number)
Credit Outstanding Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 6, 7 AND 8)

          To be completed ONLY if the certificates for Exchange Notes issued for Outstanding Notes, certificates for Outstanding Notes not exchanged for Exchange Notes, or certificates for Outstanding Notes not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Mail to:

Name:	(Please Print)
(Please type or print)

Address:

(Including Zip Code)
(Taxpayer Identification Number or Social Security Number)

  SIGN HERE TO TENDER YOUR OUTSTANDING NOTES IN THE EXCHANGE OFFER

  Signature of holder of Outstanding Notes

Dated:	, 2007

              Must be signed by the registered holder of Outstanding Notes exactly as the name appears on certificate(s) representing the Outstanding Notes or on a security position listing or by a person authorized to become a registered holder by certificates and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Capacity (Full Title):
Name:
(Please type or print)
Address:
(Include Zip Code)
Area Code and Telephone Number:
Dated:	, 2007

GUARANTEE OF SIGNATURE
(If required—see Instructions 1 and 6)

Authorized Signature:
Name:
(Please type or print)
Title:
Name of Firm:
Address:
(Include Zip Code)
Area Code and Telephone Number:
Dated:	, 2007

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9
ACCOMPANYING THIS LETTER OF TRANSMITTAL

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

        1.    Guarantee of Signature.    Any signature on this Letter of Transmittal need not be guaranteed if the Outstanding Notes tendered hereby are tendered:

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  by the registered holder of Outstanding Notes thereof, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

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  for the account of an Eligible Institution. The term "Eligible Institution" means an institution that is a member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, for example, the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Medallion Signature Program. An Eligible Institution includes firms that are members of a registered national securities exchange, members of the National Association of Securities Dealers, Inc., commercial banks or trust companies having an office in the United States or certain other eligible guarantors.

        In all other cases, any signature on this Letter of Transmittal must be guaranteed by an Eligible Institution.

        2.    Delivery of this Letter of Transmittal and Certificates for Outstanding Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures.    In order for a holder of Outstanding Notes to tender all or any portion of such holder's Outstanding Notes, the Exchange Agent must receive either a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or, if tendering by book-entry transfer, an Agent's Message with respect to such holder, the certificates for all physically tendered Outstanding Notes, or a confirmation of the book-entry transfer of the Outstanding Notes being tendered into the Exchange Agent's account at DTC, and any other required documents, at or prior to the Expiration Time, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

        The method of delivery to the Exchange Agent of this Letter of Transmittal, Outstanding Notes and all other required documents is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Time to permit delivery to the Exchange Agent at or prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and Outstanding Notes tendered for exchange should be sent only to the Exchange Agent, not to the Company or DTC.

        If holders desire to tender Outstanding Notes for exchange pursuant to the Exchange Offer and, if at or prior to the Expiration Time:

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  certificates representing such Outstanding Notes are not lost but are not immediately available;

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  time will not permit this Letter of Transmittal, certificates representing Outstanding Notes or other required documents to reach the Exchange Agent; or

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  the procedures for book-entry transfer cannot be completed;

such holder may effect a tender of Outstanding Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed Delivery Procedures." Pursuant to the guaranteed delivery procedures:

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  at or prior to the Expiration Time, the Exchange Agent must have received from an Eligible Institution, at one of the addresses of the Exchange Agent set forth above, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by the Company setting forth the name and address of the registered holder of such Outstanding Notes, the certificate numbers and the principal amount of Outstanding Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Outstanding Notes (or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account with DTC and an Agent's Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

  •
  this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Outstanding Notes in proper form for transfer (or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account with DTC and an Agent's Message) and all other required documents must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

        All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance or rejection of their Outstanding Notes for exchange.

        3.    Inadequate Space.    If the space provided in the box entitled "Description of Outstanding Notes Tendered" above is not adequate, the certificate numbers and principal amounts of Outstanding Notes tendered should be listed on a separate signed schedule affixed hereto.

        4.    Withdrawal of Tenders.    A tender of Outstanding Notes may be withdrawn at any time at or prior to the Expiration Time by delivery of a written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

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  be received by the Exchange Agent at or prior to the Expiration Time;

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  specify the name of the person having tendered the Outstanding Notes to be withdrawn;

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  identify the Outstanding Notes to be withdrawn (including the certificate number or numbers, if applicable, and principal amount of such Outstanding Notes);

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  specify the principal amount of Outstanding Notes to be withdrawn;

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  where certificates for Outstanding Notes were transmitted, specify the name in which such Outstanding Notes are registered, if different from that of the withdrawing holder, and the serial numbers of the particular certificates to be withdrawn;

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  if Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer, specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of DTC;

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  include a statement that such holder is withdrawing his, her or its election to have such Outstanding Notes exchanged;

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  be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered, with such signature guaranteed by an Eligible Institution (unless such withdrawing holder is an Eligible Institution) or be accompanied by documents of transfer (including a signature guarantee by an Eligible Institution) sufficient to permit the trustee under the Indenture to register the transfer of such Outstanding Notes into the name of the person withdrawing the tender; and

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  specify the name in which any such Outstanding Notes are to be registered, if different from that of the person tendering the Outstanding Notes.

        The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of the notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company in its sole discretion and such determination will be final and binding on all parties.

        Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes that have been tendered for exchange but that are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with DTC specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer—How to Tender Outstanding Notes for Exchange" in the Prospectus at any time at or prior to the Expiration Time.

        5.    Partial Tenders.    Tenders of Outstanding Notes will be accepted only in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess of $2,000. If a tender for exchange is to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the principal amount of Outstanding Notes that are tendered for exchange in column (3) of the box entitled "Description of Outstanding Notes Tendered," as more fully described in the footnotes thereto. A blank in column (3) of the box will indicate that the holder is tendering all of such holder's Outstanding Notes. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Outstanding Notes will be sent to the holders of Outstanding Notes unless otherwise indicated in the boxes entitled "Special

Issuance Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Exchange Offer.

        6.    Signatures on this Letter of Transmittal; Bond Powers and Endorsements.

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  If this Letter of Transmittal is signed by the registered holder of the Outstanding Notes tendered for exchange hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

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  If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

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  If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of its authority to so act must be submitted, unless waived by the Company.

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  If this Letter of Transmittal is signed by the registered holder of the Outstanding Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required, unless certificates for Outstanding Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the holder thereof. In such event, signatures on this Letter of Transmittal or such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

  •
  If this Letter of Transmittal is signed by a person other than the registered holder of the Outstanding Notes, the certificates representing such Outstanding Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder exactly as the name of the registered holder of the Outstanding Notes appears on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

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  If the Outstanding Notes or the Exchange Notes issued in exchange for the Outstanding Notes are to be issued in the name of a person other than the registered holder, this Letter of Transmittal must be accompanied by bond powers or other documents of transfer sufficient to permit the trustee under the Indenture to register the transfer of such Outstanding Notes into the name of such person.

        7.    Transfer Taxes.    Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        8.    Special Issuance and Delivery Instructions.    If the Exchange Notes are to be issued or if any Outstanding Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Outstanding Notes tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not accepted for exchange be credited to such other account maintained at DTC as such holder may designate. In such event, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

        9.    Irregularities.    All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Outstanding Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Outstanding Notes that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects or irregularities as to the tender of any particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Outstanding Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Outstanding Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company nor the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Outstanding Notes, or will incur any liability to registered holders or beneficial owners of Outstanding Notes for failure to give such notice.

        10.    Waiver of Conditions.    To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer as described under "The Exchange Offer—Conditions to the Exchange Offer" in the Prospectus, and accept for exchange any Outstanding Notes tendered. To the extent that the Company waives any condition to the Exchange Offer, it will waive such condition as to all Outstanding Notes.

        11.    Tax Identification Number and Backup Withholding.    Federal income tax law generally requires that a holder of Outstanding Notes whose tendered Outstanding Notes are accepted for exchange or such holder's assignee (in either case, the "Payee"), provide the Exchange Agent (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable withholding rate (which is currently 28%) on all reportable payments (such as interest), that are made to the Payee with respect to the Exchange Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each Payee must provide the Exchange Agent such Payee's correct TIN by completing the "Substitute Form W-9" accompanying this Letter of Transmittal, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

  •
  the Payee is exempt from backup withholding;

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  the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

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  the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

        If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN. A Payee who has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should check the "Awaiting TIN" box in Part 3 of the Substitute Form W-9, and should sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth therein. If such a Payee does not provide his, her or its TIN to the Exchange Agent within 60 days, backup withholding on all reportable payments will begin and continue until such Payee furnishes such Payee's TIN to the Exchange Agent.

        If the Outstanding Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

        Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part 1 of the Substitute Form W-9, check the "Exempt" box in Part 4 of such form and sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt from these backup withholding and information reporting requirements, such person must complete and submit an appropriate Form W-8, signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

        12.    Mutilated, Lost, Stolen or Destroyed Outstanding Notes.    Any holder of Outstanding Notes whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

        13.    Requests for Assistance or Additional Copies.    Requests for assistance with respect to the procedures for the Exchange Offer or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, or the W-9 Guidelines may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

        14.    Incorporation of this Letter of Transmittal.    This Letter of Transmittal shall be deemed to be incorporated in, and acknowledged and accepted by, a tender through DTC's ATOP procedures by any participant on behalf of itself and the beneficial owners of any Outstanding Notes so tendered by such participant.

        IMPORTANT—This Letter of Transmittal, together with certificates for tendered Outstanding Notes, with any required signature guarantees or an Agent's Message in lieu thereof, together with all other required documents or a Notice of Guaranteed Delivery must be received by the Exchange Agent at or prior to the Expiration Time.